Exhibit 10.68


                                 LOAN AGREEMENT

     This Agreement, is made this 16th day of January, 2001, by and among: WELLS FARGO BANK WEST, N.A., TRUSTEE OF THE JAMES C. BERGER ROLLOVER IRA, (formerly, Norwest Bank Colorado, National Association, Trustee of the James C. Berger Rollover IRA) (BERGER"), JOHN M. VENTIMIGLIA ("VENTIMIGLIA") and ROBIN L. MORLEY & MARK E. MORLEY (COLLECTIVELY "MORLEY"), (BERGER, VENTIMIGLIA AND MORLEY COLLECTIVELY ARE "LENDER"); OPEC CORP., a Colorado corporation, ("OPEC") and FUTUREONE, INC., a Nevada corporation ("FUTO"), (collectively, "Borrower"); and DONALD D. CANNELLA ("Guarantor").

     WHEREAS, Borrower has applied to Berger and Ventimiglia for a new revolving credit line loan in the amount of THREE HUNDRED THOUSAND and 00/100ths DOLLARS (U.S. $300,000.00) in order to meet its cash flow business obligations, ("New Loan") and,

     WHEREAS, Borrower has applied to Lender to modify and extend a loan made by OPEC dated August 27, 1999 in the principal amount of $1,000,000.00 ("Second Amendment"); and,

     WHEREAS, Guarantor has a substantial economic interest in the success of Borrower and desires that the Borrower and the Lender enter into the New Loan, Second Amendment, and

     WHEREAS, Berger and Ventigmilia desire to make the aforesaid New Loan and Lender desires to modify the existing loan subject to the following terms and conditions,

     NOW, THEREFORE, for and in consideration of the following mutual agreements and other good and valuable considerations, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

     1. NEW LOAN. Berger and Ventigmilia agree to lend Borrower THREE HUNDRED THOUSAND and no/100ths DOLLARS (U.S. $300,000.00) on the following terms:

INTEREST RATE: 15% per annum.

TERM:          Due  December 31, 2002.

PAYMENTS: All accrued but unpaid interest on the 1st day of February, 2001, and on the first day of each month thereafter. The entire outstanding principal balance, together with all accrued and unpaid interest and all other sums due hereunder, shall be due in full on December 31, 2002, IN A BALLOON PAYMENT. Borrower understands this Note is payable in full on December 31, 2002, and that this Note is a balloon payment loan. The Lender is under no obligation to refinance the loan at that time. Borrower will therefore be required to make payment out of other assets it may own, or it will have to find a Lender willing to lend it money at prevailing market rates, which may be considerably higher than the interest rate of this loan. If Borrower refinances this loan at maturity, it may have to pay some or all closing costs normally associated with a new loan, even if it obtains refinancing from the same Lender. Notwithstanding anything to the contrary stated herein, Lender shall have the right, in its sole and absolute discretion, to call this Note, in whole or in part, at any time after February 28, 2001. If Lender exercises its call privilege, the entire outstanding principal balance called, together with all accrued and unpaid interest and all other sums due hereunder, shall be due in full immediately. If Borrower fails to repay the principal and interest as required under this paragraph, then the Lender may invoke any of the remedies permitted by the Note and UCC Security Agreement.

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PREPAYMENT  RESTRICTIONS:  This note may be  prepaid  at any time in whole or in part upon fifteen (15) days' written notice to Lender.

REVOLVING LOAN: During the term of the Loan and so long as Borrower is not in default, Borrower shall have the right to pay down the Loan in whole or in part, and shall have the right to make up to six (6) draws of principal each calendar year during the term of the Loan so long as the total unpaid principal balance, at no time, exceeds Three Hundred Thousand Dollars ($300,000.00).

     2. SECOND AMENDMENT TO AUGUST 27, 1999 LOAN. Lender and Borrower agree that the terms of the August 27, 1999 Loan shall be modified as follows:

AMENDED AND EXTENDED PAYMENT SCHEDULE: All accrued but unpaid interest is due on the 1st day of February 2001, and on the first day of each month thereafter. The entire outstanding principal balance, together with all accrued and unpaid interest and all other sums due hereunder, shall be due in full on December 31, 2002 in a balloon payment. Maker understands this Note is payable in full on December 31, 2002 and that this Note is a balloon payment loan. The Lender is under no obligation to refinance the loan at that time. Maker will therefore be required to make payment out of other assets it may own, or it will have to find a Lender willing to lend it money at prevailing market rates, which may be considerably higher than the interest rate of this loan. If Maker refinances this loan at maturity, it may have to pay some or all closing costs normally associated with a new loan, even if it obtains refinancing from the same Lender. Notwithstanding anything to the contrary stated herein, Lender shall have the right, in its sole and absolute discretion, to call this Note, in whole or in part, at any time after February 28, 2001. If Lender exercises its call privilege, the entire outstanding principal balance called, together with all accrued and unpaid interest and all other sums due hereunder, shall be due in full immediately. If Maker fails to repay the principal and interest as required under this paragraph, then the Lender may invoke any of the remedies permitted by the Note and Security Agreement.

DELETION OF CONVERSION PRIVILEGE: The Conversion Privilege set forth in the Note and the Modified Conversion Privilege set forth in the First Amendment are both deleted in their entirety.

     3. FACTORING. OPEC has identified another Lender that is willing to purchase or factor certain of OPEC's accounts receivables, which are encumbered by the Security Agreement ("Factoring Lender"). The Lender shall, in its sole and absolute discretion, consider consenting to periodically releasing identified portions of OPEC's accounts receivable from the Security Agreement upon terms and conditions which may be acceptable to Lender. Prior to considering any release of collateral for the purposes of factoring, Borrower shall provide current financial data in form and substance satisfactory to Lender. All such current financial data shall be current, true and correct when supplied and shall not be misleading in any respect whatsoever. Other than factoring which may be approved by Lender, from time to time, Borrower shall not borrow any funds without first obtaining the express written consent of Lender, which consent may be withheld in the sole and absolute discretion of Lender.

     4. ADDITIONAL TERMS: Additional terms are set forth in the Note and Second Amendment to Collateralized Convertible Commercial Promissory Note and Security Agreement, copies of which are attached hereto as Exhibit A, Exhibit B and, EXHIBIT C respectively, and incorporated herein.

     5. LOAN ORIGINATION AND EXTENSION FEE. Borrower agrees to provide the following to Berger and Ventimiglia and Lender in consideration for Berger and Venitigmilia's agreeing to make the New Loan and Lender agreeing to the Second
Extension:

     (a) The 360,000 Common Stock Purchase Warrants, which Lender has previously earned pursuant to the First Amendment, and approved by the Board of Directors of FUTO effective July 27, 2000, shall be issued and delivered forthwith at an exercise price of $0.20 per share, in lieu of the previously-agreed upon exercise price of $1.00 per share. These warrants shall be valid for a period of five (5) years from the date of delivery to Lender and shall not be callable. These Warrants shall be issued 50% to Berger, 40% to Ventimiglia and 10% to Morley.

     (b) Borrower shall forthwith issue and deliver an additional One Million Common Stock Purchase Warrants for shares of Common Stock in FUTO, at an exercise price of $0.20 per share. In all other respects these Warrants shall contain the same terms and conditions as the 360,000 warrants referred to herein above. These Warrants shall be issued 50% to Berger and 50% to Ventimiglia.

     (c) Borrower shall execute and deliver to Lender an additional 600,000 Common Stock Purchase Warrants for shares of Common Stock in the Corporation, at an exercise price of $0.40 per share. In all other respects these Warrants shall contain the same terms and conditions as the 360,000 warrants referred to herein above. These Warrants shall be issued 50% to Berger, 40% to Ventimiglia and 10% to Morley.

     (d) If FUTO, at any time, pays to the holders of its Common Stock a dividend in Common Stock prior to the exercise of any of the warrants issued hereunder, the number of Warrants shall be proportionately increased, effective at the close of business on the record date for determination of the holders of the Common Stock entitled to the dividend.

     (e) If FUTO, at any time, subdivides or combines in a larger or smaller number of shares, its outstanding shares of Common Stock, then the number of Warrants issued hereunder shall be proportionately increased in the case of a subdivision and decreased in the case of a combination, effective in either case at the close of business on the date that the subdivision or combination becomes effective.

     (f) If FUTO is recapitalized, consolidated with or merged into any other corporation, or sells or conveys to any other corporation all or substantially all of its property as an entity, provision shall be made as part of the terms of the recapitalization, consolidation, merger, sale or conveyance so that the Lender may receive, in lieu of the Warrants, otherwise issuable to it pursuant to the terms hereof, the same kind and amount of securities or assets as may be distributable upon the recapitalization, consolidation, merger, sale or conveyance with respect to the Common Stock.

     (g) In lieu of issuing any fraction of a share or script upon the exercise of any Warrant, FUTO shall pay to Lender, for any fraction of a share otherwise issuable upon exercise of a Warrant, cash equal to the same fraction of the then current per share market price of the Common Stock as determined by the closing price of such Common Stock on the day immediately preceding such payment.

     (h) The Loan Origination and Extension Fees set forth herein shall be deemed to have been earned, in full, on the date the New Note and Second Extension are executed and delivered from Borrower to Lender.

     6. LOAN DISBURSEMENT. The parties agree that the loan shall be disbursed as requested by Borrower subject to the Revolving Loan provisions.

     7. UCC SEARCH. Lender shall conduct a UCC search on Borrower which search shall contain no matters unacceptable to Lender.

     8. CLOSING COSTS. Borrower shall pay all costs and expenses incidental to this loan transaction, including but not limited to, UCC search fees, filing fees, wire transfer fees, closing fees, and Lender's attorney's fees which attorney's fees shall not exceed $5,000.00.

     9. GUARANTY. The New Loan and Second Amendment shall be personally guaranteed by Guarantor.

     10. SECURITY. Upon Closing, the Borrower shall execute and deliver to Lender a UCC security agreement and financing statement securing the New Loan and Second Extension to be executed in conjunction herewith and securing all of Borrower's assets. The New Note, Second Amendment, UCC Security Agreement and Guaranty shall be in a form satisfactory to Lender. It is a condition precedent to Lender's obligations pursuant to this Second Amendment that the loan from Original Maker to U.S. Bank, National Association, is paid in full and that U.S. Bank, National Association, release all of its security interest over property owned by Maker.

     11. REPRESENTATIONS AND WARRANTIES. The Borrower represents and warrants as follows:

          a. ORGANIZATION, STANDING, OF OPEC. OPEC is, and at Closing will be a Corporation, duly organized validly existing and in good standing under the laws of the State of Colorado, with all requisite corporate power and authority to own and operate its properties and to carry on its business as now conducted; OPEC has, and at Closing will have all requisite corporate power and authority to enter into this Loan Agreement and to carry out the terms hereof.

          b. ORGANIZATION, STANDING, OF FUTUREONE, INC. FutureOne, Inc. ("FUTO") is, and at Closing will be a corporation duly organized and validly existing and in good standing under the laws of the State of Nevada, with all requisite corporate power and authority to own and operate its properties and to carry on its business as now conducted; FUTO has and at Closing will have all requisite corporate power and authority to enter into this Agreement and to carry out the terms hereof and thereof. OPEC is a wholly owned subsidiary of FUTO.

          c. FINANCIAL STATEMENTS. Borrower has furnished Lender with the following financial statements: (a) audited statement of income for the one year ten month period ended July 28, 1998 and one period ending September 30, 1999 and September 30, 2000; and audited balance sheets as of July 28, 1998 and; (b) unaudited income statements for the nine month period ended June 30, 1999 and for the three month period ending December 31, 2000 and unaudited balance sheets as of August 26, 1999 and December 31, 2000. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis and fairly present the financial position of the Borrower as of the dates thereof and the results of operations included therein for such periods.

          d. NO MATERIAL ADVERSE CHANGE IN FINANCIAL CONDITION OR AFFAIRS. From September 30, 2000 to Closing, there has been no material adverse change in the assets, liabilities, financial condition or affairs of Borrower from that set forth or reflected in the financial statements as of September 30, 2000 referred to hereinabove.

          e. NO DEFAULT ON OTHER DEBT. Neither Borrower nor FUTO is in default in respect to the payment of any indebtedness or the observance of any covenant or condition, which would enable the creditor to accelerate the maturity of its indebtedness, set forth in any instrument or agreement relating thereto.

          f. NO STOCKHOLDER OR GOVERNMENTAL CONSENT REQUIRED. No consent, approval, or authorization by the holder of any shares of Borrower or by any governmental authority is presently required in connection with the execution and delivery of this Agreement or the consummation of any other transaction contemplated hereby.

          g. DISCLOSURE. Neither any statement furnished to you in writing by or on behalf of Borrower in connection with the transactions contemplated hereby contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained therein not misleading.

          h. AUTHORIZATION, EXECUTION AND DELIVERY OF NOTE, SECOND AMENDMENT AND SECURITY AGREEMENT. The Note, Second Amendment and Security Agreement have been duly and validly authorized, and when executed and delivered in accordance with the provisions of this Agreement will be the Borrower's valid obligations, legally binding upon it in accordance with their terms, and entitled to the benefits of this Agreement in accordance with the terms thereof, except as enforcement thereof may be limited by bankruptcy, insolvency, or other laws affecting the enforcement of creditors' rights.

     12. LENDER'S REPRESENTATIONS AND WARRANTIES. See Rider A, paragraph 9 attached hereto and incorporated herein.

     13. FIDUCIARY. See Rider A, paragraph 10 attached hereto and incorporated herein.

     14. CONDITIONS. Lender's obligation to make the loan to Borrower at Closing is subject to the fulfillment to its satisfaction, before or at Closing of the following conditions:

          a. REPRESENTATIONS AND WARRANTIES CORRECT. Borrower's representations and warranties contained herein or otherwise made in writing by or on behalf of the Borrower in connection with the transactions contemplated hereby shall have been correct when made and shall be correct at and as of Closing, except as affected by the transactions contemplated hereby.

          b. RESERVATION OF COMMON STOCK. FUTO shall have duly authorized and reserved for issuance the shares of Common Stock issuable upon the exercise of the Warrants.

          c. PERFORMANCE. Borrower shall have performed and complied with all agreements and conditions contained herein required to be performed or complied with by it prior to or at Closing.

          d. PROCEEDINGS AND DOCUMENTS. All corporate and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be satisfactory in form and substance to Lender and Lender shall have received all of such documents requested by it.

     15. INSPECTION. The holder of the New Note and Second Amendment will be permitted by Borrower to visit and inspect, at Borrower's expense, any of Borrower's properties, including its books (and to make extracts or copies therefrom), and to discuss its affairs, finances, and accounts with its officers, all at such reasonable times and as often as is reasonably requested, provided, however, that all material furnished pursuant hereto to the extent not otherwise made public by Borrower is furnished to Lender solely for the purposes hereof and with the understanding that Lender will not disclose such information to any third party, except for regulatory authorities and other proper disclosures.

     16. CLOSING. Closing of the shall take place at the offices of the Lender's attorneys, ALPERN, MYERS, STUART, SCHEUERMAN & LEVINSON, A Legal Services LLC, 14 North Sierra Madre, Suite "A", Colorado Springs, CO 80903, at 2:00 p.m. on Tuesday, January 16, 2001.

     17. AUTHORIZATION. The board of directors of Borrower shall authorize this loan to be made.

     18. FACSIMILES. Facsimile signatures may be considered as originals for the purpose of Closing, but shall be replaced by original signatures forthwith after Closing.

     19. This Agreement shall be binding upon and inure to the benefit of heirs, successors, trustees, and assigns of the parties. It shall be governed by and construed in accordance with the laws of the State of Colorado.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first written above.

                                    LENDER:

                                    Wells Fargo Bank West, N.A., Trustee of the
                                    James C. Berger Rollover IRA (formerly
                                    Norwest Bank Colorado, National Association,
                                    Trustee of the James C. Berger Rollover IRA)


                                    By: /s/ Terry P. Coffelt
                                        ----------------------------------------
                                        Terry P. Coffelt, Vice President


/s/ John M. Ventimiglia             /s/ Robin L. Morley
---------------------------------   --------------------------------------------
John M. Ventimiglia                 Robin L. Morley


                                    /s/ Mark E. Morley
                                    --------------------------------------------
                                    Mark E. Morley


                                    BORROWER:

                                    OPEC Corp., a Colorado corporation



                                    By: /s/ Donald D. Cannella
                                        ----------------------------------------
                                        Donald D. Cannella, President

ATTEST:

/s/ Daniel J. Romano
---------------------------------
Daniel J. Romano, Secretary

                                    FutureOne, Inc., a Nevada corporation



                                    By: /s/ Donald D. Cannella
                                        ----------------------------------------
                                        Donald D. Cannella, President

ATTEST:

/s/ Daniel J. Romano
-------------------------------------
Daniel J. Romano, Assistant Secretary


                                    GUARANTOR:


                                    Donald D. Cannella



STATE OF COLORADO        )
                         ) ss.
County of El Paso        )

     Subscribed and sworn to before me this day of January, 2001, by Terry P. Coffelt, as Trustee for Wells Fargo Bank West, N.A., Trustee of the James C. Berger Rollover IRA. (formerly, Norwest Bank Colorado, National Association, Trustee of the James C. Berger Rollover IRA).

     WITNESS my hand and official seal.

     My commission expires:
                            ------------------------

(SEAL)

                                       Notary Public


STATE OF COLORADO        )
                         ) ss.
County of El Paso        )

     Subscribed  and sworn to before me this ____ day of January,  2001, by John
M. Ventimiglia.

     WITNESS my hand and official seal.

     My commission expires:
                            ------------------------

(SEAL)

                                       Notary Public


STATE OF COLORADO        )
                         ) ss.
County of El Paso        )

     Subscribed and sworn to before me this day of January, 2001, by Robin L. Morley and Mark E. Morley.

     WITNESS my hand and official seal.

     My commission expires:
                            ------------------------

(SEAL)

                                       Notary Public


STATE OF COLORADO        )
                         ) ss.
County of El Paso        )

     Subscribed and sworn to before me this day of January, 2001, by Donald D. Cannella, as President and Daniel J. Romano as Secretary of OPEC Corp., a Colorado corporation.

     WITNESS my hand and official seal.

     My commission expires:
                            ------------------------

(SEAL)

                                       Notary Public


STATE OF COLORADO        )
                         ) ss.
County of El Paso        )

     Subscribed and sworn to before me this day of January, 2001, by Donald D. Cannella, as President and Daniel J. Romano as Assistant Secretary of FutureOne, Inc., a Nevada corporation.

     WITNESS my hand and official seal.

     My commission expires:
                            ------------------------

(SEAL)

                                       Notary Public


STATE OF COLORADO        )
                         ) ss.
County of El Paso        )

     Subscribed and sworn to before me this day of January, 2001, by Donald D. Cannella, as Guarantor.

     WITNESS my hand and official seal.

     My commission expires:
                            ------------------------

(SEAL)

                                       Notary Public